UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	333-190788	46-2552550
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

575 Lexington Avenue, 4th Floor, New York, NY 10022
(Address of principal executive offices)

(516) 867-8383
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01
Entry into a Material Definitive Agreement

 See Item 2.03 below.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 3, 2017, Hispanica International Delights of America, Inc. (the “Company”) and Shircoo Inc. (“Shircoo”) entered into Amendment No. 1 (the “Amendment”) to the Note Purchase Agreement, dated September 26, 2017 (“NPA”), as previously disclosed in the Company’s Current Report on Form 8-K dated October 3, 2017, pursuant to which the Company issued to Shircoo an additional Secured Promissory Note (the “Additional Note”) in the principal amount of $175,000, resulting in an aggregate of $825,000 being issued under the terms of the NPA. The Additional Note accrues interest at a rate of 7% per annum, and matures on March 21, 2018.

As further consideration for the issuance of the Additional Note, the Amendment provides for the issuance to Shircoo of 800,000 restricted shares of the Company’s common stock, par value $0.001 per share, upon Closing, as defined in the NPA. All amounts due and owing Shircoo under the terms of the Additional Note will be secured by a continuing security interest in substantially all assets of the Company.

The foregoing description of the Amendment and the Additional Note does not purport to be complete, and is qualified in its entirety by the full text of the Amendment No. 1 to the Note Purchase Agreement and the Secured Promissory Note, attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, which are incorporated by reference herein.

Item 3.02
Unregistered Sale of Equity Securities.

See Item 2.03 above.

Item 8.01
Other Events.

Issuance of the Additional Note was caused by the receipt by the Company of a letter from J.H. Brech, LLC (“Brech”) informing that Company that, due to internal operational problems, Brech would be unable to provide the $175,000 in funding requested by the Company under the terms of the Revolving Credit Note, dated September 26, 2017, as previously disclosed in the Company’s Current Report on Form 8-K dated October 3, 2017, before the date required by the Company, and was delaying the initial draw from the line of credit until November 24, 2017. The Revolving Credit Note provides for maximum borrowing by the Company under the terms thereof of $750,000.

Brech indicated that, despite its inability to provide funding, on time, under the terms of the Revolving Credit Note, it intends to meet its obligations thereunder.

Item 9.01
Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.

Date: November 9, 2017	By:	/s/ Fernando Oswaldo Leonzo
Fernando Oswaldo Leonzo
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Note Purchase Agreement, dated November 3, 2017
10.2	Secured Promissory Note, dated November 3, 2017